UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2019

CenturyLink, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive Monroe, Louisiana		71203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (318) 388-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $1.00 per share	CTL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On December 28, 2019, Glen F. Post, III and Harvey P. Perry, both of whom are members of the board of directors (the “Board”) of CenturyLink, Inc. (the “Company”), informed the Board that they would be retiring from the Board immediately following the Company’s 2020 Annual Meeting, which is currently expected to occur in May 2020.

(d)    On December 28, 2019, the Board, on the recommendation of its nominating and corporate governance committee, voted to increase its size from 13 members to 14 members and to appoint Hal Jones to fill the newly-created vacancy, with each such action effective as of January 1, 2020. Mr. Jones was selected by the Board from several director candidates put forth by Southeastern Asset Management.

Although Mr. Jones has not yet been appointed to serve on any Board committee, the Board expects to do so as part of its regular 2020 committee assessment and appointment process.

Mr. Jones is expected to participate in the Company’s outside director compensation program as previously described in the Company’s filings with the Securities and Exchange Commission (the “SEC”). In addition, Mr. Jones is expected to execute and receive the benefit of the Company’s standard form of indemnification agreement for directors, a copy of which has been filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K that was filed with the SEC on February 29, 2016.

On December 30, 2019, the Company issued a press release announcing, among other things, the retirement of Mr. Post and Mr. Perry and the appointment of Mr. Jones. That press release is filed as Exhibit 99.1 to, and is incorporated by reference into, this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit No.	Description

99.1	Press Release dated December 30, 2019

104	Cover Page Interactive Data File (formatted in iXBRL in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CenturyLink, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned officer hereunto duly authorized.

CENTURYLINK, INC.

By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, General Counsel and Secretary

Dated: December 30, 2019